STATSURE DIAGNOSTIC SYSTEMS, INC.
                               SEPTEMBER 30, 2006

                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Steve Peltzman, Chief Executive Officer of StatSure Diagnostic Systems, Inc., hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

      (1) the Quarterly Report on Form 10-QSB of StatSure Diagnostic Systems, Inc. for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (2) the information contained in the such Quarterly Report on Form 10-KSB of StatSure Diagnostic Systems, Inc. for the quarter ended September 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of StatSure Diagnostic Systems, Inc.

Dated: November 27, 2006

                                       /s/ Steve M. Peltzman
                                       -----------------------------------------
                                       Steve M. Peltzman
                                       Chief Executive Officer
                                       (principal executive officer
                                       and duly authorized officer)